John Hancock Funds II

Supplement dated January 18, 2013

to the Prospectus dated January 7, 2013

Asia Total Return Bond Fund

In the “Your account – Dividends and account policies” section, under the “Dividends” subsection, the paragraph is amended and restated as follows:

The fund typically declares and pays income dividends and capital gains, if any, at least annually.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.